

The next generation of opioids?

NASDAQ: ENSC

Lynn Kirkpatrick, PhD

Ensysce™ biosciences

SMi Presentation
May 2022

Disclaimer

Ensysce's PF614 and nafamostat are currently in clinical and pre-clinical trials, involving both the TAAP platform and MPAR platform. Accordingly, PF614 and nafamostat have the risks and uncertainties inherent in any drug in trial-phase, which include, but are not limited to, a failure to show sufficient efficacy to obtain FDA approval, the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed herein and the possibility that presently unknown safety risks may occur. The statements made concerning PF614, nafamostat, TAAP and MPAR are subject to the complete set of risks set forth in the Risk Factors disclosure found in the Company's most recent Quarterly Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2022.

Forward Looking Statements

Statements contained in this presentation that are not purely historical may be deemed to be forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. Without limiting the foregoing, the use of words such as "may," "intends," "can," "might," "will," "expect," "plan," and other similar expressions are intended to identify forward-looking statements. The product candidates discussed are in clinic and not approved and there can be no assurance that the clinical programs will be successful in demonstrating safety and/or efficacy, that Ensysce will not encounter problems or delays in clinical development, or that any product candidate will ever receive regulatory approval or be successfully commercialized. All forward-looking statements are based on estimates and assumptions by Ensysce's management that, although Ensysce believes to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that Ensysce expected. In addition, Ensysce's business is subject to additional risks and uncertainties, including among others, the initiation and conduct of preclinical studies and clinical trials; the timing and availability of data from preclinical studies and clinical trials; expectations for regulatory submissions and approvals; potential safety concerns related to, or efficacy of, Ensysce's product candidates; the availability or commercial potential of product candidates; the ability of Ensysce to fund its continued operations, including its planned clinical trials; the dilutive effect of stock issuances from fundraising; and Ensysce's and its partners' ability to perform under their license, collaboration and manufacturing arrangements. These statements are also subject to a number of material risks and uncertainties that are described in Ensysce's most recent Quarterly Report on Form 10-Q. Any forward-looking statement speaks only as of the date on which it was made. Ensysce undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required under applicable law.

Analgesic care in 2022 – The next generation of opioids?













Analgesic care in 2022 – the next generation.

- **Chronic and severe pain**
- **The opioid crisis**
- **2 potential new classes of agents:** TAAP™ and MPAR™
- **PF614 data:** the first TAAP opioid







Analgesic care in 2022 – the next generation.

- **Chronic and severe pain**

Analgesic care in 2022 – how are we doing?!


PAIN SCALE
0
1
2
3
4
5
6
7
8
9
10
No Pain
Mild Pain
Moderate Pain
Severe Pain
Very Severe Pain
Worst Pain Possible


Special Double Health Issue
TIME
UNDERSTANDING
PAIN







Analgesia 2022 –

More pain
More abuse
More deaths



IN THE USA:

Chronic Pain – 50 million

Opioid Rx – 191 million

Cost – $560 billion

Deaths per day - 222





THE SCALE OF THE ISSUE - IN PERSPECTIVE



Pain is Up

Painkillers are Down

Ref: IQVIA 2021



Integrated View
All Opioid brands and generics
Sales $ Volume
$8B
$7B
$6B
$5B
$4B
$3B
$2B
$1B
$0B
TRx Volume
220M
210M
200M
190M
180M
170M
160M
150M
2016
2017
2018
2019
2020
2021
Calendar Year
02200 ANALG NARCOTIC (Sales $ Volume)
02200 ANALG NARCOTIC (TRx Volume)

OPIOID USE/ABUSE
A Global ISSUE

NOT JUST A USA PROBLEM



Latest Prevalence
0.1
5.2

Source: Data collected from National Authorities through Annual Reports Questionnaire (ARQ)

THE PATHOLOGY OF NOCICEPTION IS COMPLEX.
OPIOIDS ARE STILL CRITICAL.



A
Nav
ASIC
HCN
TRPV1
cAMP↓
AC
PKA↓
Gαi/o
Opioid
β
γ
OR
GIRK
TRPM3
Cav
KATP
B
Dorsal root ganglion
Opioid
OR
The Opioid Receptor as an Analgesic Target
PLC
IP3
IP3R
ER
Ca2+
Peripheral nerve
Immune cell
Opioid peptide

Phospholipase C, Inositol triphosphate
Acid-sensing ion channels
Hyperpolarization-activated cyclic nucleotide–gated
G protein-coupled inwardly-rectifying potassium channels (GIRKs)

Front. Pharmacol., 29 November 2018
https://www.frontiersin.org/articles/10.3389/fphar.2018.01388/full

THE “CHRONIFICATION” OF PAIN


Structural
Remodeling
Sensitization
Surgery or injury causes inflammation
Peripheral Nociceptive Fibers
Sustained currents
Peripheral Nociceptive Fibers
CNS Neuroplasticity
Hyperactivity
Transient Activation
Sustained Activation
ACUTE PAIN
CHRONIC PAIN

Ref: P Fine.

CNS = Central Nervous System

PAIN IMPACTS MANY AREAS



Substance Misuse, Abuse
Anxiety
Secondary medical problems
Depression
Functional Disabilities
Sleep disturbance
Persistent Pain
Cognitive Distortions

Ref: M Cheatle.

A COMPLEX INTERPLAY


Pain Disorders
Addiction Disorders
Combined Effects
Psychiatric Disorders
Drugs - Rx drugs and illicit

Ref: L Webster

Ensysce™ biosciences

PAIN IMPACT - how bad is it!



How Treatment for Chronic Pain Can Help Reduce Suicide Risk

Reports show that 50 percent of chronic pain patients consider suicide to escape their physical pain. Treatments can help people choose life.



Mental Health

Chronic Pain and Suicide: Signs You or a Loved One Needs Help, and How to Get It

PUBLISHED 12/10/20 BY SUSAN JARA

People with chronic pain from arthritis and other conditions may be at an increased risk of having suicidal thoughts and behavior. Learn more about this link and when and how to get help.

Outlawing is not the answer.


PRESCRIPTION BLANK
DR. G. PHYSICIAN
101 MAIN STREET
ANYTOWN, ST 01234
PATIENT
DOB
ADDRESS
DATE
Rx
Prescription denied
SUBSTITUTION PERMISSIBLE
DO NOT SUBSTITUTE
DONOT REFILL
SIGNATURE OF PRESCRIBER
REFILL
TIMES



Ref: Ballotpedia

PAIN IMPACT – ~ half of Americans worried about Rx drug addiction!

Which of the following would you describe as a major health problem in the U.S.? (multiple responses allowed)

Cancer	59%
Heart disease	52%
Diabetes	52%
Drug addiction	47%
Depression	42%
Alcoholism	37%
Alzheimer's disease	34%
Chronic pain	**18%**
Parkinson's disease	15%
Not sure	15%

Source: A Research!America poll of U.S. adults conducted in partnership with Zogby Analytics in March 2013.







Analgesic care in 2022 – the next generation.

- **The Opioid Crisis**

Abuse and addiction – multi-factorial


Biology/Genes
Environment
DRUG
Brain Mechanisms
Addiction

Ref: NIDA/ N Volkow.

Abuse and stress


Drug-Abusing Behavior
Low
Moderate
High
Patient Stress Level

Ref: L Webster

When liking becomes dangerous


Like

Opioid response by individual



Opioid response by individual



Receptor Variation for Same Patient With Different Drug
Drug 1
Drug 2
Level of Activation
MOR-1 Variant 5
MOR-1 Variant 2
MOR-1 Variant 3
MOR-1 Variant 4
MOR-1 Variant 5
Receptor

Spot the abuser!?



Methods of opioid abuse

Over-consuming

Crushing and drinking/ chewing

Crushing and snorting

Crushing and injecting

Combining with other drugs





ABUSE QUOTIENT - AQ

Ensysce biosciences

The attractiveness of a drug for abuse, the "abuse potential" of a drug increases as the value of the AQ increases



AQ = Cmax/Tmax
Opioid Concentration
Time

Ref: L Webster

Extended release formulations (Abuse Deterrent Formulations; ADF) were developed to reduce AQ.



Form
Route
PK
PD
intended use
ER
oral
conc.
analgesia
time
grinding, ...
dissolving, ...
abuse
oral /
nasal /
pulmonary /
i.v., ...
conc.
euphoria
time

Ralph Lipp, Ph.D.
https://www.americanpharmaceuticalreview.com/Featured-Articles/182873-Innovative-Abuse-Deterrent-Opioid-Medications/ 2016

ADFs: can all be broken

OxyContin: Intact vs manipulated



OC
OP
ORIGINAL FORMULATION
NEW FORMULATION

Words are important

Deterrent vs protectant

Deterrent: a thing that discourages or is intended to discourage someone from doing something.

"cameras are a major **deterrent to** crime".

Protectant: a substance that provides protection, e.g. against disease or ultraviolet radiation.







Analgesic care in 2022 – the next generation.

- **2 potential new classes:** TAAP™ and MPAR™

The WHO Stepladder



Pain intensity
'Strong' opioid ± nonopioid
±adjuvant therapy
3
MODERATE to SEVERE PAIN
'Weak' opioid ± nonopioid
± adjuvant therapy
2
MILD to MODERATE PAIN
Nonopioid ± adjuvant therapy
1
MILD PAIN

Figure 1. A modern rendition of the original 1986 WHO pain ladder with 3 steps. Patients begin at the first rung and then based on pain intensity progress, rung by rung, up the ladder as pain worsens.

Ensysce biosciences

HIGH RISK VS IDEAL OPIOID - 1977!

Reinforcing Efficacy Comes Before Therapeutic Efficacy



Reinforcing Efficacy
Therapeutic Efficacy
Toxicity
Response
Drug Dose

Therapeutic Efficacy Comes Before Reinforcing Efficacy



Therapeutic Efficacy
Reinforcing Efficacy
Toxicity
Response
Drug Dose

REF: THOMPSON 1977

Ensysce biosciences

THE IDEAL OPIOID

Therapeutic Efficacy — **Must Relieve Pain**

Low Reward — **Not “reinforcing" in the therapeutic dose range:** does not drive drug seeking behavior

Low Toxicity — **Side effects separated from beneficial (analgesic) effects**





IMAGINE AN OPIOID….

> Impossible to alter PK profile

> Disliked by, unattractive to, abusers

> Yet highly effective in relieving severe pain

TAAP™

TRYPSIN-
ACTIVATED
ABUSE
PROTECTION

IMPROVED TAMPER-PROOF DELIVERY PLATFORM

TAAP - 2-step verification mechanism to improve oral delivery, with release of active ingredient only in the small intestine with exposure to trypsin

- **TAAP chemical modification**
- **TAAP is only activated by trypsin,**
- **TAAP not altered by manipulation.,**

TAAP

Two-Step Release Process

Step 1: Swallow drug

- Following ingestion, the drug is activated only after exposure to trypsin, a digestive enzyme that is active only in the small intestine.

Step 2: Timing chemically controlled

- A second step is required for full release of the active drug. The chemistry controls the rate of release, thereby making the Ensysce 2-step approach superior to other prodrug products.

Protects from:

Chewing

Crushing and snorting

Crushing and injecting


opioid + linker : amino acid
STEP 1
ACTIVATION
1 + trypsin
exists in the gut only
opioid + linker
amino acid
STEP 2
RELEASE
2 + time
Active drug absorption
opioid
linker
chemically designed release timing
T = 1 to 6 hours
Fast = IR (immediate release)
Slow = ER (extended release)

MPAR™

MULTI-
PILL
ABUSE
RESISTANT

SMART ANTI-OVERDOSE PLATFORM

MPAR™ is a smart anti-overdose platform that is designed **to** protect patients from overdosing when it is combined with TAAP opioids.

- **MPAR™ is only triggered by an overdose.**
- **MPAR™ inhibits trypsin activation step**
- **Using a prescribed dose gives pain relief**

MPAR™ Mechanism of Action

Combination Product With Dose-Triggered Trypsin Inhibition

MPAR™ Combination Product Legend:



TAAP–enabled opioid
Trypsin Inhibitor

SUB-THRESHOLD

trypsin inhibitor

PRESCRIBED DOSE

No Interference when **normal** dose taken; **Low dose of trypsin inhibitor (nafamostat)** does not affect release of the opioid



Trypsin activation releases free and active drug product

DOSE THRESHOLD



ACCIDENTAL OVERDOSE

A higher amount of MPAR /more nafamostat begins to inhibit trypsin activity, limiting opioid release.

ABOVE THRESHOLD

trypsin inhibitor



EXCESS MPAR DOSE

Trypsin Activation blocked / overdose averted

PF614-MPAR™

Blocks activation of PF614 and Oxycodone Release if Overdosed

Ensysce™ biosciences

Without MPAR™

PF614 without TI nafamostat


Oxycodone mean concentration (ng/mL)
Time (hr)
10 dose units
6 dose units
3 dose units
1 dose units

With MPAR™

PF614 with TI nafamostat


Oxycodone mean concentration (ng/mL)
Time (hr)

in rats n=4 / dose

TAAP + MPAR™: PRECLINICAL DATA

- Combination product of PF614 with an ultrapotent trypsin inhibitor, nafamostat
- Taken at prescribed doses there is no change in oxycodone release from PF614
- With increasing dose unit administration, increasing amounts of nafamostat blocks trypsin activation of PF614 and prevents opioid overdose
- **PF614-MPAR™ entered Phase 1 clinical trial in December 2021**
- Data expected H2 2022







Analgesic care in 2022 – the next generation.

- PF614 Data

PF614: TAAP delayed release oxycodone prodrug
AQ cannot be altered

- **Unlike OxyContin**, Ensysce's opioid PF614, even when crushed, has no altered release kinetics: **AQ**

- In Phase I studies have been able to **dose match** PF614 to marketed OxyContin dose units.

Pre-clinical Blood Concentration of Opioid Vs. Time (dog)



Oxycodone mean concentration (ng/mL)
200
150
100
50
0
2
4
6
8
10
12
Time (hr)
CRUSHED
Oxycodone 20mg
UNTAMPERED
OxyContin 20mg
CRUSHED
PF614

Pre-clinical data in dogs comparing Ensysce's opioid against current opioid OxyContin ***demonstrated that Ensysce can prevent opioid abuse*** *while OxyContin cannot*

PF614 FEATURES

TAAP chemical modification protects from manipulation and abuse

Ensysce biosciences

Cannot snort for joy – no trypsin in the nasal passage

Cannot inject for joy – no trypsin in the blood stream

Cannot crush to make work faster

Added protection for OD (MPAR)

PF614-101

Designed for **Safer, More Efficient** & Longer-Lasting Pain Relief

Oxycodone Concentration in Blood vs. Time
following **PF614** administered **as** oral solution



Slow Onset
max blood levels reached
@ 4–6h across all cohorts
Dose / n / Naltrexone / meal
15 mg / 21 / no / fasted
15 mg / 22 / yes / fasted
25 mg / 6 / yes / fasted
50 mg / 6 / yes / fasted
100 mg / 6 / yes / fasted
200 mg / 6 / yes / fasted
200 mg / 8 / yes / high-fat
Oxycodone mean concentration (ng/mL)
100
80
60
40
20
0
0
6
12
18
24
30
36
Time (hr)

TAAP: HUMAN CLINICAL DATA

PF614-101 Phase 1

- PF614 provides slow onset with maximum blood concentration reached at 4 to 6 hr after swallowing;

Good Safety Profile

- PF614 has shown no unexpected adverse events in Phase I

Efficient conversion to oxycodone

- PF614 is effectively converted to Oxycodone after it is swallowed providing **dose equivalency in a ratio of 2.5:1 PR614:OxyContin.**

PF614 LONGER LASTING COMPARED TO OXYCONTIN

Ensysce biosciences



Oxycodone half life
TAAP™: CLINICAL DATA
Dose (PF614 / OxyContin)
15 mg / 10 mg
25 mg / 10 mg
50 mg / 20 mg
100 mg / 50 mg
200 mg / 80 mg
200 mg / --
40
30
20
10
0
PF614
Half Life = 12.7 hr
OxyContin
Half Life = 7.6 hr

PF614-101Phase 1

- Ensysce's opioid **PF614's half-life is 12.7 hours**, versus OxyContin's 7.6 hours
- As a result, Ensysce's PF614 is more convenient for the patient, since PF614 needs to be taken only **twice-a-day**, in contrast to OxyContin (which some patients end up taking **three times per day**)

NEW DATA: PF614-102 MAD/BE

Multi-Ascending Dose Study

Ensysce biosciences

A Phase 1b, Randomized, 2-Part Single-Center Study to Evaluate the Pharmacokinetics and Safety of Multiple-Ascending Oral Doses of PF614 and the Food Effect and Bioavailability/Bioequivalence of Single Oral Doses of PF614 Relative to OxyContin in Healthy Adult Subjects

The primary objectives of the study are:
To assess the safety, tolerability and pharmacokinetics of intact prodrug, PF614, as well as oxycodone,

Administration
Oral twice daily (BID) doses for 5 days to groups of healthy adult subjects, naltrexone blocked

3 Ascending Dose Cohorts

PF614	50 mg	n = 6	OxyContin	20 mg	n = 2
PF614	100 mg	n = 6	OxyContin	40 mg	n = 2
PF614	200 mg	n = 6	OxyContin	80 mg	n = 2

NEW DATA: PF614-102 MAD

PF614 and OxyContin produce identical Adverse Events

Ensysce biosciences

Table of Adverse Events

	PF614 50 mg n=6 n (%)	OxyContin 20 mg n=2 n (%)	PF614 100 mg n=6 n (%)	OxyContin 40 mg n=2 n (%)	PF614 200 mg n=6 n (%)	OxyContin 80 mg n=2 n (%)
Total subjects with at least 1 TEAE*	2 (33.3)	1 (50.0)	1 (16.7)	1 (50.0)	6 (100.0)	2 (100.0)

* **Treatment Emergent Adverse Events**: Vertigo, Photophobia, Nausea, Constipation, Diarrhea, Vomiting Urinary Tract infection, Tooth fracture, Decreased appetite, Dizziness, Headache, Depressed mood, Rhinorrhoea, Dermatitis

NEW DATA: PF614-102 MAD

PK of oxycodone release from PF614 or OxyContin



Oxycodone from 50, 100 and 200 mg PF614 n= 6
first 12 hours
PF614 50 mg Solution
PF614 100 mg Solution
PF614 200 mg (2 x 100 mg capsules)
Oxycodone (ng/mL)
Hours
0
10
20
30
40
50
60
70
80
90
100
110
120
0
1
2
3
4
5
6
7
8
9
10
11
12



Oxycodone from 20, 40 and 80 mg OxyContin n=2
first 12 hours
OxyContin 20 mg
OxyContin 40 mg
OxyContin 80 mg
Oxycodone (ng/mL)
Hours
0
10
20
30
40
50
60
70
80
90
100
110
120
0
1
2
3
4
5
6
7
8
9
10
11
12

NEW DATA: PF614-102 MAD

Oxycodone from OxyContin or PF614 C_{max}


Day 1 Cmax
160
140
120
100
80
60
40
20
0
Oxycodone ng/mL
20
40
80
Oxycodone mg equivalent dose
PF614
OxyContin


Day 5 C_{max}
160
140
120
100
80
60
40
20
0
Oxycodone ng/mL
20
40
80
Oxycodone mg equivalent dose
PF614
OxyContin

NEW DATA: PF614-102 MAD

Oxycodone from OxyContin or PF614 AUC_{0-t}



Day 1 AUC0-t
Oxycodone (h*ng/mL)
2500
2000
1500
1000
500
0
20
40
80
Oxycodone mg equivalent dose
PF614
OxyContin



Day 5 AUC0-t
Oxycodone (h*ng/mL)
2500
2000
1500
1000
500
0
20
40
80
Oxycodone mg equivalent dose
PF614
OxyContin

NEW DATA: PF614-102 MAD
Oxycodone from OxyContin or PF614 AUC_{0-t}


Day 1 and Day 5 AUC0-t
OxyContin
Oxycodone (h*ng/mL)
2500
2000
1500
1000
500
0
20
40
80
Oxycodone mg equivalent dose
OxyContin D1
OxyContin D5


Day 1 and Day 5 AUC0-t
PF614
Oxycodone (h*ng/mL)
2500
2000
1500
1000
500
0
20
40
80
Oxycodone mg equivalent dose
PF614 D1
PF614 D5

NEW DATA: PF614-MPAR-101

PF614 (25 mg) with and without nafamostat (10 mg)


Average Systemic **Oxycodone** after
25 mg Oral PF614 with/without 10 mg Nafamostat
Oxycodone (ng/mL)
hours
With Nafamostat
Without Nafamostat


Average Systemic **PF614** after
25 mg Oral PF614 with/without 10 mg Nafamostat
PF614 (ng/mL)
hours
With Nafamostat
Without Nafamostat

Analgesic care in 2022 – The next generation of opioids?



- BASIS TO BELIEVE WE COULD BE THE NEXT GENERATION OF OPIOIDS.
- TAAP and MPAR EMPLOY SOPHISTICATED CHEMISTRY.
- DATA STRONG FOR TAAP AND MPAR AS PF614 ENTERS PHASE 3.
- MPAR OVERDOSE PROTECTION DEMONSTRATED IN HUMANS.
- WIDESPREAD SUPPORT WITH FAST TRACK AND NIH/NIDA.
- TAAP AND MPAR: POTENTIAL TO SAVE MANY LIVES.

Thank you

Lynn Kirkpatrick, PhD

www.ensysce.com